Exhibit 99.1

VIRTUALSCOPICS, INC. REPORTS VOTING RESULTS AT ANNUAL MEETING OF SHAREHOLDERS; ALL BOARD SEATS RENEWED

ROCHESTER, N.Y., June 5, 2015—VirtualScopics, Inc. (NASDAQ:VSCP), a leading provider of clinical trial imaging solutions, today announced that shareholders have voted for and ratified all three proposals contained in the company’s 2015 proxy statement. The outcome of this morning’s vote at the Annual Meeting of Shareholders is as follows:

•	Re-elected to the Board of Directors to serve until the 2016 Annual Meeting of Shareholders are Eric T. Converse, Robert G. Klimasewski, Bruce L. Lev, Charles E. Phelps, Ph.D., Terence A. Walts, and Michael Woehler, Ph.D. Andrew Levitch, Ph.D., who serves as the director designee of the holders of the company’s Series C-1 preferred stock, has also been re-elected.
•	Marcum LLP was named the company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.
•	Approval of compensation for certain executive officers.

Five members of VirtualScopics’ management team made presentations discussing “Operational Excellence” and the company’s future outlook. The Annual Meeting of Shareholders was webcast live and a replay of the meeting and accompanying slide presentations can be found on the company’s website, www.virtualscopics.com, under “investors” and “webcasts” or at http://www.investorcalendar.com/IC/CEPage.asp?ID=174030.

About VirtualScopics, Inc.

VirtualScopics, Inc. (NASDAQ:VSCP) is a leading provider of clinical trial imaging solutions to accelerate drug and medical device development. For risk-averse, time-constrained Clinical Trial Study Teams, Medical Directors and Imaging Scientists who require quality imaging data delivered on-time, within budget and on a consistent basis, VirtualScopics’ clinical trial imaging solutions are an inspired true exception to commonly-accepted services provided by other clinical trial imaging providers. Because of the scientific and operational flexibility and responsiveness available, VirtualScopics’ clinical trial imaging solutions deliver special performance advantages compared to other image service providers that offer common, every day clinical trial imaging services. For more information on VirtualScopics, Inc., please visit www.virtualscopics.com.

Forward-looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbors created thereby. These forward-looking statements include, but are not

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Imaging Solutions for Clinical Trials	500 Linden Oaks • Second Floor • Rochester, NY 14625 • P:585.249.6231 • F:585.218.7350 • info@virtualscopics.com • www.virtualscopics.com

Annual Meeting Voting Results, page 2

limited to, statements regarding the expected benefits of the company’s investment in infrastructure, sales and marketing efforts, the increase in backlog, awards and bookings and the performance of existing projects and/or statements preceded by, followed by or that include the words “believes”, “could”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “projects”, “seeks”, or similar expressions. Forward-looking statements deal with the company’s current plans, intentions, beliefs and expectations. Investors are cautioned that all forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Many of these risks and uncertainties are discussed in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the Securities and Exchange Commission (the “SEC”), and in any subsequent reports filed with the SEC, all of which are available at the SEC’s website at www.sec.gov. These include without limitation: the risk of cancellation or delay of customer contracts or that contract awards do not turn into signed contracts. Other risks include the company’s dependence on its largest customers and risk of contract performance, protection of our intellectual property and the risks of infringement on the intellectual property rights of others. All forward-looking statements speak only as of the date of this press release and the company undertakes no obligation to update such forward-looking statements..

For More Information, Contact:

Donna N. Stein, APR, Fellow PRSA

Managing Partner

Donna Stein & Partners

Phone: 315-361-4672

Email: dstein1@twcny.rr.com

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Imaging Solutions for Clinical Trials	500 Linden Oaks • Second Floor • Rochester, NY 14625 • P:585.249.6231 • F:585.218.7350 • info@virtualscopics.com • www.virtualscopics.com